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               THIRD AMENDMENT TO THE AMENDED AND RESTATED LIMITED
                 LIABILITY COMPANY AGREEMENT OF ROXBURY CAPITAL
                                MANAGEMENT, LLC









                                  EXHIBIT 10.50
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               THIRD AMENDMENT TO THE AMENDED AND RESTATED LIMITED
                 LIABILITY COMPANY AGREEMENT OF ROXBURY CAPITAL
                                MANAGEMENT, LLC


         WHEREAS, an Amended and Restated Limited Liability Company Agreement (the "Agreement") was made as of July 31, 1998, by and among Roxbury Capital Management ("Roxbury"), WT Investments, Inc. ("WTI"), the Principals (as defined in the Agreement) and Wilmington Trust Corporation ("Wilmington") to govern the operation of Roxbury Capital Management, LLC (the "LLC");

         WHEREAS, a First Amendment to the Agreement was made as of July 31, 1998, among Roxbury, WTI, the Principals and Wilmington;

         WHEREAS, a Second Amendment to the Agreement was made as of March 10, 2001, among Roxbury, WTI, the Principals, and Wilmington; and

         WHEREAS, the Members of the LLC now desire to amend further the Agreement pursuant to Section 14.1 of the Agreement.

         NOW, THEREFORE, in consideration of the agreements and obligations set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Members of the LLC, intending to be legally bound, hereby agree to amend the Agreement as follows:

         1. Each capitalized term used, but not defined, in this Third Amendment shall have the meaning assigned to it in the Agreement.

         2. Each of the following terms used in Article I of the Agreement is hereby amended and restated in its entirety as set forth below:

                  Section 1.5 "Advisory Fees" means the fees for investment advisory, sub-advisory, investment management, or administration services payable to the LLC pursuant to written agreements with Clients, with the following adjustments: (a) Advisory Fees shall exclude the Oregon Fees, and (b) Advisory Fees shall include [ * ] percent ([ * ]%) of the Oregon Surplus FCF, as defined in Section 15.1(m).

                  Section 1.72 "Revenue" means the gross receipts of the LLC from whatever source, including without limitation gross receipts from the sales of assets; provided, however, that Revenues shall not include (A) gross receipts from the sales of all or substantially all of the LLC's assets or the deemed sales of the LLC's assets in connection with the liquidation of the LLC, (B) any Wilmington Fund Revenue, or (C) any Oregon Manager FCF, as defined in Section 15.1(j).

* CONFIDENTIAL TREATMENT REQUESTED

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         3. The Agreement is hereby amended by adding the following as new
Article 15 of the Agreement:

                                       15

                          Class B Membership Interests

         15.1 Defined Terms. Notwithstanding anything to the contrary in Article 1, the terms defined in this Section 15.1 shall, for the purposes of this
Article 15, have the meanings herein specified.

                  (a) "B Put Price" means an amount equal to [ * ] ([ * ]) multiplied by an amount equal to the Oregon Manager FCF multiplied by a fraction, the numerator of which is the number of Class B Membership Points to be sold by such Class B Member at such time, and the denominator of which is the total number of Class B Membership Points then outstanding.

                  (b) "Break Even Point" means such date on which the Oregon Recoupment FCF equals the LLC Funded Startup Costs.

                  (c) "Class B Member" means the Oregon Managing Members, and any other Person subsequently admitted to the LLC as a Class B Member.

                  (d) "Class B Membership Interest" means an interest in the LLC held by a Class B Member. A Class B Membership Interest confers on its holders only the specific rights provided for in this Article 15. For purposes of applying the provisions of the Agreement, Class B Members shall not be treated as Members, Principals, or holders of Membership Points, except as specifically provided in this Article 15. Without limiting the generality of the foregoing, no Class B Member (i) shall have any voting rights of any kind under this Agreement, (ii) shall have any rights to any distributions or allocations under
Article 6, or (iii) shall be counted for any purpose in respect of any provision relating to any change of control.

                  (e) "Class B Membership Points" means those Membership Points representing Class B Membership Interests owned by Class B Members.

                  (f) "LLC Funded Startup Costs" means an amount equal to the cumulative net costs and expenses of the LLC in connection with the establishment and operation of the Oregon division.

                  (g) "Oregon Commission" means (i) [ * ] percent ([ * ]%) of the Oregon Fees if assets under management of the Oregon division (the "AUM") are equal to or less than $[ * ] billion at the close of the applicable Fiscal Year, or (ii) [ * ] percent ([ * ]%) of the Oregon Fees if AUM are greater than $[ * ] billion but equal to or less than $[ * ] billion at the close of the applicable Fiscal Year, or (iii) [ * ] percent ([ * ]%) of the Oregon Fees if AUM are greater than $[ * ] billion but less than or equal to $[ * ] billion at the close of the

* CONFIDENTIAL TREATMENT REQUESTED

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applicable Fiscal Year, or (iv) [ * ] percent ([ * ]%) of the Oregon Fees if AUM are greater than $[ * ] billion at the close of the applicable Fiscal Year.

                  (h) "Oregon FCF" means, for any accounting period, the Oregon Gross Revenue less (A) all direct expenses of the operations of the LLC's Oregon division, including without limitation, all salaries, benefits, and related expenses of employees managed by the LLC's Oregon division, (B) interest calculated at the rate of ten percent (10%) per annum on the theretofore unrecouped LLC Funded Startup Costs, (C) all commissions paid with respect to accounts or assets managed by the Oregon division, which is an amount which is agreed to be the Oregon Commissions, and (D) the Oregon General Overhead Allocation.

                  (i) "Oregon Fees" means the fees for investment advisory, sub-advisory, investment management, or administration services payable with respect to assets under management of the LLC's Oregon division.

                  (j) "Oregon General Overhead Allocation" means the general overhead and other indirect expenses of the LLC allocable to the operation of the LLC's Oregon division, in an amount which is agreed to be $[ * ] plus an amount equal to [ * ] percent ([ * ]%) of the Oregon Gross Revenue for the applicable period; provided, however, that such amount shall in no event exceed $[ * ], unless the LLC's annual expense for wrap accounts exceeds $200 per wrap account, in which event the Oregon General Overhead Allocation shall be increased by an amount equal to the number of wrap accounts then under management of the LLC's Oregon division multiplied by the amount by which the LLC's annual expense per wrap account exceeds $200.

9                  (k) "Oregon Gross Revenue" means, for any accounting period, the Oregon Fees and any other gross receipts from operations of the LLC's Oregon division (without deduction for any amounts payable to WTI, WTC, or Wilmington pursuant to Section 6.3(a)(i) of this Agreement).

                  (l) "Oregon Manager FCF" means fifty percent (50%) of the Oregon Surplus FCF.

                  (m) "Oregon Managing Members" means Steven N. Marshman, Robert Marvin, and Brian Smoluch.

                  (n) "Oregon Recoupment FCF" means one hundred percent (100%) of the Oregon FCF up to an amount equal to the LLC Funded Startup Costs.

                  (o) "Oregon Surplus FCF" means one hundred percent (100%) of the Oregon FCF which exceeds the Oregon Recoupment FCF.

                  (p) "Outside Termination Date" shall have the meaning given in
Section 7.3 of Exhibit A to the Employment Agreement of the applicable Oregon Member.

* CONFIDENTIAL TREATMENT REQUESTED


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                  (q) "Put Window" means the month of March of each Fiscal Year following the Break Even Point.

         15.2 Distributions; Allocations; Proration.

                  (a) Notwithstanding anything in this Agreement to the contrary, no portion of any Oregon Gross Revenue shall be included in the determination of the Preferred Member Revenue Share pursuant to Section 6.3(a)(i)(A) of this Agreement.

                  (b) The LLC's outside accountants (the "LLC Accountants") shall determine the Oregon FCF for each calendar year, and the Company shall notify the Class B Members of any such determinations on or prior to February 28 following the applicable Fiscal Year.

                  (c) In the event that all Class B Members disagree with the calculation of Oregon FCF determined by the LLC Accountants, the Class B Members may elect, by written notice delivered to the LLC within 15 days after receipt of the LLC's calculation of Oregon FCF, to engage independent accountants ("Class B Accountants") at the Class B Members' expense, to review the LLC's calculation. The LLC shall cooperate, and shall instruct the LLC Accountants to cooperate, with the Class B Accountants, and shall make available to the Class B Accountants the LLC's relevant work papers used in the calculation of Oregon FCF. The Class B Members shall deliver the Class B Accountant's calculation of Oregon FCF to the LLC within 60 days of the delivery of the LLC's calculation of Oregon FCF. If, within 30 days after the Class B Members' delivery of the Class B Accountant's calculation of Oregon FCF, the LLC and the Class B Members have not reached an agreement as to the Oregon FCF for such preceding Fiscal Year, the LLC and the Class B Members shall engage a third, unaffiliated independent accounting firm ("Independent Accountants") to calculate the Oregon FCF. The decision of the Independent Accountants shall be final and binding. The LLC and the Class B Members shall share the costs and expenses associated with the engagement of the Independent Accountants. If the Independent Accounts determine that the Oregon FCF is more than 105% of the determination of the LLC Accountants, then the LLC shall be responsible for the costs of the Independent Accountants, and shall reimburse the Class B Members for the reasonable costs of the Class B Accountants.

                  (d) Within 10 business days after the end of each calendar quarter, the Board shall cause to be distributed to the Class B Members, pro rata in accordance with their respective holdings of outstanding Class B Membership Points, not less than forty percent (40%) of the estimated undistributed Oregon Manager FCF (if any) applicable to such quarter of each Fiscal Year.

                  (e) Within 75 days after the end of each Fiscal Year, the Board shall cause to be distributed to the Class B Members, pro rata in accordance with their respective holdings of outstanding Class B Membership Points, the theretofore undistributed portion of Oregon Manager FCF (if any) applicable to such Fiscal Year. If the distributions to Class B Members during any Fiscal Year exceed the Oregon Member


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FCF applicable to such Fiscal Year, then the Class B Members shall return any such excess to the LLC within 75 days after the end of such Fiscal Year.

                  (f) The LLC shall not make any distributions to the Class B Members that violate Section 18-607 of the Delaware Act or other applicable law.

                  (g) There shall be allocated to the Class B Members, pro rata with respect to their holdings of Class B Membership Points, profits equal to the Oregon Manager FCF. No other profits or losses shall be allocated to the Class B Members. All other profits and losses of the LLC, including the other fifty percent (50%) of the Oregon Surplus FCF, shall be allocated as otherwise provided in Sections 6.3 and 6.4 of this Agreement.

                  (h) Section 6.7 of this Agreement shall apply to the Class B Members and their respective Class B Membership Points on the same terms as set forth in respect of the Common Members and their respective Common Membership Points.

         15.3 Put Right. At any time and from time to time during each Put Window, each Class B Member shall have the right to sell to Wilmington, and Wilmington shall have the obligation to purchase, for the B Put Price (payable to such Class B Member within 15 days after the end of the applicable Put Window, such amount to accrue simple interest at the prime rate if unpaid at the end of such 15-day period until such amount is paid) a portion of the Class B Membership Points then held by such Class B Member; provided, however, that no Class B Member shall sell pursuant to this Section 15.3 more than fifty percent (50%) of the aggregate Class B Membership Points issued initially to such Class B Member. Notwithstanding the foregoing, if the total number of Class B Membership Points elected to be sold during any Put Window pursuant to this
Section 15.3 by all Class B Members (the "Total Class B Election") exceeds twenty-five percent (25%) of the aggregate number of Class B Membership Points issued initially to all Class B Members (the "Yearly Limit"), then each Class B Member may sell pursuant to this Section 15.3 that number of his Class B Membership Points equal to the Yearly Limit multiplied by a fraction, the numerator of which is the number of Class B Membership Points elected to be sold by such Class B Member, and the denominator of which is the Total Class B Election during such Put Window.

         15.4 Transfer. Class B Members shall be permitted to make Transfers of Class B Membership Interests as provided in Section 7.1(b) of the Agreement.

         15.5 Reorganization. If at any time or from time to time there shall be a reorganization or other change in the business structure of the LLC, including without limitation a conversion to a subchapter "C" corporation (a "Structure Change") approved by the Board, then each Class B Member shall exchange such Class B Member's Class B Membership Interest for the applicable interest in the resulting entity (the "Exchange Interest") as determined by the Board; provided, however, that any such Exchange Interest shall have economic rights and characteristics substantially equivalent to the applicable Class B Membership Interest (including with respect to distributions of Oregon Manager FCF and sales of Class B Membership Interests).


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         15.6 Sale on Termination.

                  (a) If (i) the LLC terminates the employment of any Class B Member (x) without Cause, (y) pursuant to either Sections 5.1(e) or 5.1(f) of such Class B Member's Employment Agreement, or (z) pursuant to the LLC's election not to renew the Term in accordance with Section 1 of such Class B Member's Employment Agreement, or (ii) such Class B Member terminates his employment with the LLC (x) for Good Reason, (y) such employment terminates by reason of such Class B Member's death or Disability, or, (z) pursuant to and in accordance with Section 7.3 of Exhibit A to such Class B Member's Employment Agreement if such employment is terminated by such Class B Member, with at least six months prior written notice, and with such termination to be effective not earlier than the Outside Termination Date, or (iii) the LLC sells all or substantially all of its assets or is deemed to have sold all of its assets in a liquidation, then such Class B Member (or his successors or legal representatives, as applicable) shall sell, and Wilmington shall purchase, all of such Class B Member's Class B Membership Points for a purchase (payable to such Class B Member within 15 days after any such event occurs, such amount to accrue simple interest at the prime rate if unpaid at the end of such 15-day period until such amount is paid) price equal to [ * ] multiplied by the Oregon Manager FCF for the twelve full calendar months immediately preceding the effective date of such termination, or the closing of such sale or deemed sale (as the case may be), multiplied by a fraction, the numerator of which is the total number of Class B Membership Points then owned by such Class B Member, and the denominator of which is the total number of Class B Membership Points then outstanding.

                  (b) If (i) the LLC terminates the employment of any Class B Member for Cause, or if (ii) such employment is terminated by such Class B Member (x) without Good Reason, or (y) pursuant to such Class B Member's election not to renew the Term in accordance with Section 1 of such Class B Member's Employment Agreement prior to the Outside Termination Date, then such Class B Member shall sell, and Wilmington shall purchase, all of such Class B Member's Class B Membership Points for a purchase price (payable to such Class B Member within 15 days after any such event occurs, such amount to accrue simple interest at the prime rate if unpaid at the end of such 15-day period until such amount is paid) equal to [ * ] multiplied by the Oregon Manager FCF for the twelve full calendar months immediately preceding the effective date of such termination multiplied by a fraction, the numerator of which is the total number of Class B Membership Points then owned by such Class B Members, and the denominator of which is the total number of Class B Membership Points then outstanding.

                  (c) As used in this Section 15.6, the terms "Cause", "Good Reason", "Term", and "Disability", shall all have the meanings set forth in the applicable Employment Agreement between any Class B Member and the LLC (the "Employment Agreement"). Any and all determinations concerning any such termination of employment of a Class B Member shall be made pursuant to such applicable Employment Agreement.

* CONFIDENTIAL TREATMENT REQUESTED


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         15.7 Execution of Agreement; Representations and Warranties.

                  (a) The execution of the Third Amendment to this Agreement by Class B Members shall constitute the execution of such Class B Member of this Agreement, and shall evidence such Class B Member's agreement to be bound by the applicable terms and conditions of this Agreement.

                  (b) Each Class B Member represents and warrants as follows:
(i) such Class B Member has such knowledge and experience in financial and business matters that he or it is capable of evaluating the merits and risks of an investment in the LLC and making an informed investment decision with respect thereto; (ii) such Class B Member is able to bear the economic and financial risk of an investment in the LLC for an indefinite period of time; (iii) such Class B Member is acquiring an interest in the LLC for investment only and not with a view to, or for resale in connection with, any distribution to the public; (iv) the Class B Membership Interests have not been registered under the securities laws of any jurisdiction and cannot be disposed of unless they are subsequently registered and/or qualified under applicable securities laws or exempt therefrom and the provisions of this Agreement have been complied with;
(v) such Class B Member is an "accredited investor" within the meaning of Rule 501(a) of Regulation D; and (vi) the execution, delivery and performance of this Agreement by such Class B Member do not require such Class B Member to obtain any consent or approval that has not been obtained and do not contravene or result in a default under any provision of any existing law or regulation applicable to him or it, or any agreement or instrument to which such Class B Member is a party or by which such Class B Member is bound.

         15.8 Amendments. Without limiting the applicability of Section 14.1 of the Agreement, any amendment to this Article 15 shall require the consent of at least fifty percent (50%) of the then outstanding Class B Membership Points.

         4. Schedule I of the Agreement is hereby amended and replaced with the
Schedule I attached hereto.


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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of June __, 2002.

                                                 ROXBURY CAPITAL MANAGEMENT

                                                 By: /s/ Anthony H. Browne
                                                    ----------------------------
                                                     Anthony H. Browne,
                                                     Senior Managing Director


                                                 WT INVESTMENTS, INC.


                                                 By:  /s/ David R. Gibson
                                                     ---------------------------
                                                      David R. Gibson,
                                                      Senior Vice President


                                                 /s/ Anthony H. Browne
                                                 -------------------------------
                                                 Anthony H. Browne

                                                 /s/ Brian Massey
                                                 -------------------------------
                                                 Brian Massey

                                                 /s/  Brian Beh
                                                 -------------------------------
                                                 Brian Beh

                                                 /s/  Kathryn Hayden
                                                 -------------------------------
                                                 Kathryn Hayden

                                                 /s/  David Kahn
                                                 -------------------------------
                                                 David Kahn

                                                 /s/  Phyllis Nelson
                                                 -------------------------------
                                                 Phyllis Nelson

                                                 /s/  Edward Shipe
                                                 -------------------------------
                                                 Edward Shipe


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                                                 WILMINGTON TRUST CORPORATION, a
                                                 Delaware corporation


                                                 By: ---------------------------
                                                 Name: -------------------------
                                                 Title: ------------------------


                                                 /s/  Steven N. Marshman
                                                 -------------------------------
                                                 Steven N. Marshman

                                                 /s/  Robert Marvin
                                                 -------------------------------
                                                 Robert Marvin

                                                 /s/  Brian Smoluch
                                                 -------------------------------
                                                 Brian Smoluch



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   Additional Signature Page to Second Amendment to Limited Liability Company
                  Agreement of Roxbury Capital Management, LLC

                                            THE BROWNE FAMILY 1999
                                            IRREVOCABLE TRUST


                                            By:  /s/ Christopher Howard Browne
                                                 -------------------------------
                                                     Christopher Howard Browne,
                                                     Trustee




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